FIDELITY VIP PLUS

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA1

ANNUAL REPORT

DECEMBER 31, 2007

This is a copy of the annual report of the separate account in which your Monarch Life Insurance Company variable annuity contract invests. We take pride in our continued commitment to provide prompt, courteous service to our contract owners. For inquiries regarding your contract, please call our Annuity Service Center at 1-800-654-0050.

The investment results presented in this report are historical and are no indication of future performance.

Report of Independent Registered Public Accounting Firm

To the Receiver of Monarch Life Insurance Company

and Contract Owners of Monarch Life Insurance Company of Separate Account VA1:

In our opinion, the accompanying statements of net assets and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account VA1 of Monarch Life Insurance Company at December 31, 2007 and 2006, and the results of their operations and changes in each of their net assets for the years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Monarch Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 28, 2008

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA1

STATEMENT OF NET ASSETS AT DECEMBER 31, 2007

ASSETS	Cost	Shares	Market Value
Investment in Variable Insurance Products Fund and Fund V:
Money Market Portfolio	$119,124	119,124	$119,124
Investment Grade Bond Portfolio	36,557	2,822	36,014
Equity-Income Portfolio	290,250	12,744	304,711
Growth Portfolio	48,036	1,627	73,413
Asset Manager Portfolio	29,730	2,202	36,501
Overseas Portfolio	63,076	3,571	90,429

Total Invested Assets	$586,773		660,192

Receivable from Monarch Life Insurance Company			7

Net Assets			$660,199

The accompanying notes are an integral part of these financial statements.

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA1

STATEMENT OF NET ASSETS AT DECEMBER 31, 2006

	Cost	Shares	Market Value
ASSETS
Investment in Variable Insurance Products Fund and Fund II:
Money Market Portfolio	$114,358	114,358	$114,358
Investment Grade Bond Portfolio	35,473	2,732	34,863
Equity-Income Portfolio	261,822	11,571	303,157
Growth Portfolio	47,972	1,628	58,405
Asset Manager Portfolio	27,043	2,031	31,918
Overseas Portfolio	55,698	3,248	77,865

Total Invested Assets	$542,366		620,566

LIABILITIES
Total Liabilities			—

Net Assets			$620,566

The accompanying notes are an integral part of these financial statements.

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA1

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2007

	Total	Money Market Division	Investment Grade Bond Division	Equity- Income Division	Growth Division	Asset Manager Division	Overseas Division
Investment Income:
Dividends	$18,618	$5,929	$1,458	$5,776	$533	$2,085	$2,837
Expenses:
Risk Charges and Administrative Expenses	(6,569)	(1,174)	(355)	(3,177)	(662)	(343)	(858)

Net Investment Income (Loss)	12,049	4,755	1,103	2,599	(129)	1,742	1,979

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	538	—	(20)	365	137	39	17
Net Unrealized Gains (Losses)	(4,782)	—	68	(26,873)	14,943	1,893	5,187
Capital Gain Distributions	31,836	—	—	25,474	60	914	5,388

Net Gains (Losses)	27,592	—	48	(1,034)	15,140	2,846	10,592

Net Increase in Net Assets
Resulting from Operations	39,641	4,755	1,151	1,565	15,011	4,588	12,571

Transfers Due to Terminations	(8)	11	—	(4)	(3)	(8)	(4)

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	(8)	11	—	(4)	(3)	(8)	(4)

Total Increase in Net Assets	39,633	4,766	1,151	1,561	15,008	4,580	12,567
Net Assets - Beginning of Year	620,566	114,358	34,863	303,157	58,405	31,918	77,865

Net Assets - End of Year	$660,199	$119,124	$36,014	$304,718	$73,413	$36,498	$90,432

The accompanying notes are an integral part of these financial statements.

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA1

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Total	Money Market Division	Investment Grade Bond Division	Equity- Income Division	Growth Division	Asset Manager Division	Overseas Division
Investment Income:
Dividends	$22,560	$5,359	$2,650	$12,092	$579	$1,276	$604
Expenses:
Risk Charges and Administrative Expenses	(8,481)	(1,123)	(624)	(4,238)	(1,334)	(455)	(707)

Net Investment Income (Loss)	14,079	4,236	2,026	7,854	(755)	821	(103)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	13,006	—	316	26,291	(13,694)	163	(70)
Net Unrealized Gains (Losses)	32,226	—	(483)	(2,796)	22,877	1,609	11,019
Capital Gain Distributions	42,776	—	159	42,197	—	—	420

Net Gains (Losses)	88,009	—	(7)	65,692	9,183	1,772	11,369

Net Increase in Net Assets
Resulting from Operations	102,087	4,236	2,019	73,546	8,428	2,593	11,266

Transfers Due to Terminations	(348,241)	(3,005)	(34,721)	(193,368)	(99,042)	(18,101)	(4)

Net (Decrease) in Net Assets
Resulting from Principal Transactions	(348,241)	(3,005)	(34,721)	(193,368)	(99,042)	(18,101)	(4)

Total Increase (Decrease) in Net Assets	(246,154)	1,231	(32,703)	(119,822)	(90,614)	(15,508)	11,262
Net Assets - Beginning of Year	866,720	113,127	67,566	422,979	149,019	47,426	66,603

Net Assets - End of Year	$620,566	$114,358	$34,863	$303,157	$58,405	$31,918	$77,865

The accompanying notes are an integral part of these financial statements.

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA1

NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION

Monarch Life Insurance Company Separate Account VA1 (the Account), is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as, The Fidelity Variable Account II of Monarch Life Insurance Company, a unit investment trust under the Investment Company Act of 1940, as amended (1940 Act) and is currently comprised of six investment divisions. Three investment divisions of the Account are invested solely in the shares of three corresponding portfolios of the Variable Insurance Products Fund and the remaining three investment divisions are invested solely in the shares of three corresponding portfolios of the Variable Insurance Products Fund V (the Funds), both are open-end management investment companies registered under the 1940 Act. The Funds’ investment advisor is Fidelity Management & Research Company.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re). On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court). A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life’s surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994. Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts. Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re. The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the contract owners participating in the Account.

Effective June 29, 2007, under an Agreement and Plan of Reorganization, one portfolio moved from the Variable Insurance Products Fund to the Variable Insurance Products Fund V, and two portfolios in the Variable Insurance Products Fund II moved to the Variable Insurance Products Fund V.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements. Preparation of financial statements requires the use of estimates made by management. Actual results may differ from these estimates. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENTS: The investments in shares of the Funds are stated at market value, which is the net asset value per share of the respective portfolios of the Funds. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of shares redeemed is determined on the first-in, first-out method. Dividend income and capital gain distributions received from the Funds are reinvested in additional shares of the Funds and are recorded by the Account on the ex-dividend date.

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA1

NOTES TO FINANCIAL STATEMENTS

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES (continued)

FEDERAL INCOME TAXES: For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company. Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

RECENT ACCOUNTING PRONOUNCEMENT: In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Adoption of this statement is not expected to have a material impact on financial statements of the Account.

NOTE 3-PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Funds by the Account for the year ended December 31, 2007 are shown below:

	Purchases	Sales
Money Market Portfolio	$5,929	$1,163
Investment Grade Bond Portfolio	1,458	355
Equity Income Portfolio	31,250	3,187
Growth Portfolio	593	665
Asset Manager Portfolio	2,999	351
Overseas Portfolio	8,225	865

Totals	$50,454	$6,586

NOTE 4-EXPENSES

Monarch Life assumes mortality and expense risks and administrative expenses related to the operations of the Account. Monarch Life deducts a daily charge from the assets of the Account to cover these risks. This charge is, on an annual basis, equal to a rate of 1.0% (0.85% for mortality and expense risks and 0.15% for administrative charges) of the daily net assets of the Account.

NOTE 5-CHANGES IN UNITS OUTSTANDING

There were no changes in units outstanding for the year ended December 31, 2007.

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA1

NOTES TO FINANCIAL STATEMENTS

NOTE 6-CONTRACT CHARGES

An annual contract maintenance charge of $30 may be assessed annually by Monarch Life during a contract’s accumulation period.

Premium tax may be assessed to a contract. Premium taxes (if any) vary from state to state, are primarily calculated on premium amounts, and range from 0.5% to 3.0%.

Withdrawal charges may be assessed to a contract if withdrawals are made in excess of certain amounts or are made in certain years. Withdrawal charges (if any) range from 1% to 5% of the amount withdrawn and the cumulative total of all withdrawal charges is guaranteed never to exceed 5% of a contract’s total purchase payments.

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA1

NOTES TO FINANCIAL STATEMENTS

NOTE 7-CONTRACT OWNERS’ ACCUMULATION VALUES

Contract owners’ accumulation values for 2007, 2006, 2005, 2004, and 2003 consist of the following:

	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Accumulation Value	Investment Income Ratio*	Expenses as a % of Average Accumulation Value**	Total Return***
2007
Money Market Division	6,768	$17.60	$119,125	5.07%	1.00%	4.14%
Investment Grade Bond Division	1,371	26.27	36,014	4.13%	1.00%	3.30%
Equity Income Division	5,421	56.21	304,715	1.83%	1.00%	0.52%
Growth Division	1,434	51.20	73,413	0.80%	1.00%	25.71%
Asset Manager Division	972	37.55	36,501	6.07%	1.00%	14.34%
Overseas Division	3,038	29.77	90,430	3.28%	1.00%	16.15%

2006
Money Market Division	6,768	$16.90	$114,359	4.76%	1.00%	3.87%
Investment Grade Bond Division	1,371	25.43	34,863	4.25%	1.00%	3.33%
Equity Income Division	5,421	55.92	303,155	2.83%	1.00%	19.00%
Growth Division	1,434	40.73	58,406	0.44%	1.00%	5.79%
Asset Manager Division	972	32.84	31,921	2.80%	1.00%	6.24%
Overseas Division	3,038	25.63	77,864	0.84%	1.00%	16.87%

2005
Money Market Division	6,952	$16.27	$113,127	2.97%	1.00%	2.01%
Investment Grade Bond Division	2,745	24.61	67,565	3.60%	1.00%	1.15%
Equity Income Division	9,001	46.99	422,978	1.59%	1.00%	4.82%
Growth Division	3,870	38.50	149,020	0.49%	1.00%	4.73%
Asset Manager Division	1,535	30.91	47,428	5.05%	1.00%	3.03%
Overseas Division	3,038	21.93	66,603	0.64%	1.00%	17.90%

2004
Money Market Division	8,414	$15.95	$134,217	1.21%	1.00%	0.19%
Investment Grade Bond Division	2,745	24.33	66,779	4.11%	1.00%	3.44%
Equity Income Division	9,001	44.83	403,548	1.51%	1.00%	10.42%
Growth Division	3,870	36.76	142,264	0.26%	1.00%	2.37%
Asset Manager Division	3,213	30.00	96,397	2.87%	1.00%	4.42%
Overseas Division	3,038	18.60	56,507	1.14%	1.00%	12.45%

2003
Money Market Division	13,112	$15.92	$208,725	1.01%	1.00%	0.00%
Investment Grade Bond Division	2,745	23.52	64,573	4.73%	1.00%	4.12%
Equity Income Division	9,001	40.60	365,465	2.30%	1.00%	29.01%
Growth Division	4,292	35.91	154,151	0.42%	1.00%	31.54%
Asset Manager Division	5,269	28.73	151,399	4.04%	1.00%	16.79%
Overseas Division	3,454	16.54	57,053	1.04%	1.00%	41.97%

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA1

NOTES TO FINANCIAL STATEMENTS

NOTE 7-CONTRACT OWNERS’ ACCUMULATION VALUES (Continued)

*	These ratios represent dividends received by the Account’s divisions from the underlying investments, divided by the respective division’s average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account’s unit values. The recognition of investment income by the Account’s divisions is affected by the timing of the declaration of dividends by the underlying investments.
**	These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account’s unit values. Expenses of the underlying investments and any charges made directly to a contract (through the redemption of units) are excluded.
***	These ratios represent the total return of the Account’s divisions. The ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios. The ratios do not include any contract charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

NOTE 8-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (the Code), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account, on which the contract is based, are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Monarch Life believes, based on assurances from the Funds, that the Account satisfies the current requirements of the regulations.

NOTE 9-PRINCIPAL UNDERWRITER AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the contracts maintained in the Account. BCSI is a wholly-owned subsidiary of Monarch Life.

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